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                                                       Schedule to Exhibit 10.17


                           MORRISON KNUDSEN CORPORATION

                         SCHEDULE OF EMPLOYMENT AGREEMENTS


              NAME                     DATE OF AGREEMENT
              ----                     -----------------
              Granger, Jack C.         January 1, 1993
              Hanks, Stephen G.        January 1, 1993
              Smith, Thomas J.         January 1, 1993
              Tinstman, Robert A.      January 1, 1993